UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 7, 2017

Capella Education Company

(Exact name of Registrant as specified in its charter)

Minnesota	001-33140	41-1717955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South 6th Street, 9th Floor, Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(888) 227-3352

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Compensatory Arrangements of Certain Officers

On December 7, 2017, the Compensation Committee (the “Committee”) of the Board of Directors of Capella Education Company (“Capella”) approved certain amendments and actions regarding equity and incentive compensation in anticipation of the proposed merger of Capella and Strayer Education, Inc. (“Strayer”). The amendments and actions are summarized below:

•	The Committee froze Capella’s Deferred Compensation Plan effective for plan years beginning on or after January 1, 2018.

•	The Committee approved an amendment to outstanding Capella stock options and restricted stock units granted under the Capella 2014 Equity Incentive Plan, including those held by Capella’s named executive officers, to provide that such awards will accelerate and vest (and become exercisable) in full upon a termination of service by Capella for reasons other than for “Cause” or by the grantee for “Good Reason”, in either case, within 24 months (increased from 12 months) following a Corporate Transaction (each, as defined in the applicable award agreement), which 24-month period conforms to the similar “double trigger” period for severance benefits under the Company’s severance plans.

•	The Committee approved an amendment to outstanding long-term performance cash awards under the Capella Incentive Bonus Plan, including those held by Capella’s named executive officers, to provide that, subject to the participant’s consent, such awards will be paid out based on a truncated performance period upon a change of control involving a merger or similar transaction only if the merger or other transaction is consummated, as opposed to shareholder approval of the merger or other transaction.

•	The Committee approved accelerated vesting of certain equity awards held by named executive officers Renee L. Jackson, Peter M. Ramstad and Andrew E. Watt to facilitate tax planning strategies for the Company and these individuals. As part of the same tax planning strategies, the Committee also approved a payout of Ms. Jackson’s annual cash incentive award for fiscal 2017 and her long-term performance cash awards for 2015-2017 and 2016-2018, by paying out 90% of the currently anticipated payout of her annual cash incentive award and her 2015-2017 long-term performance cash award and 80% of her 2016-2018 long-term performance cash award, with the anticipated performance of the long-term performance cash awards projected as of June 30, 2017.

Item 8.01.	Other Events

On December 7, 2017, Capella established a record date of December 11, 2017 (the “record date”) for the special meeting of shareholders of Capella (the “Capella special meeting”). At the Capella special meeting, Capella’s shareholders will be asked to, among other things, vote on a proposal to approve the Agreement and Plan of Merger, dated as of October 29, 2017, by and among Strayer, Capella and Sarg Sub Inc. (“Merger Sub”), pursuant to which Merger Sub, a subsidiary of Strayer, will merge with and into Capella. Capella’s shareholders of record at the close of business on the record date will be entitled to vote at the Capella special meeting in person or by proxy.

Forward Looking Statements

This communication, in addition to historical information, contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of Strayer and Capella. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transaction between Strayer and Capella, including future financial and operating results; Strayer’s and Capella’s plans, objectives, expectations and intentions; the expected timing of completion of the proposed transaction; and other statements relating to the acquisition that are not historical facts. Forward-looking statements are based on information currently available to Strayer and Capella and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transaction between Strayer and Capella, these factors could include, but are not limited to: the risk that Strayer or Capella may be unable to obtain governmental and regulatory approvals required for the transaction, or that required governmental and regulatory approvals may delay the transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; the risk that a condition to closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related issues; the effect of future regulatory or legislative actions on the companies or the industries in which they operate; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; economic and foreign exchange rate volatility; the continued strength of the post-secondary and proprietary education markets; unexpected changes relating to competitive factors in the post-secondary and proprietary education industries; the timing, success and market reception for Strayer and Capella’s new and existing educational services and related products; the possibility of new technologies outdating Strayer’s or Capella’s services or products; the outcomes of any litigation; continued support of Strayer’s or Capella’s services or products by influential educational professionals; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the announcement or consummation of the proposed transaction on relationships with learners, suppliers, competitors, management and other employees; the ability to attract new learners and retain existing learners in the manner anticipated; the ability to hire and retain key personnel; reliance on and integration of information technology systems; the risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; and the potential of international unrest, economic downturn or effects of currencies, tax assessments, tax adjustments, anticipated tax rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs.

Additional information concerning other risk factors is also contained in Strayer’s and Capella’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond Strayer’s or Capella’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and neither Strayer nor Capella undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per Strayer share or Capella share for the current or any future financial years or those of the combined company, will necessarily match or exceed the historical published earnings per Strayer share or Capella share, as applicable. Neither Strayer nor Capella gives any assurance (1) that either Strayer or Capella will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results. All subsequent written and oral forward-looking statements concerning Strayer, Capella, the proposed transaction, the combined company or other matters and attributable to Strayer or Capella or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information And Where To Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction between Strayer and Capella or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The proposed business combination transaction between Strayer and Capella will be submitted to the respective stockholders of Strayer and Capella for their consideration. In connection with the proposed transaction between Strayer and Capella, on November 20, 2017, Strayer filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement of Strayer and Capella and that also constitutes a preliminary prospectus of Strayer. These materials are not yet final and will be amended. After such time as the registration statement on Form S-4 has been declared effective by the SEC, Strayer and Capella will deliver a definitive joint proxy statement/prospectus to their respective stockholders as required by applicable law. Strayer and Capella also plan to file other documents with the SEC regarding the proposed transaction. This communication is not a substitute for any prospectus, proxy statement or any other document which Strayer or Capella may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF STRAYER AND CAPELLA ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT STRAYER, CAPELLA, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the definitive joint proxy statement/prospectus and other documents containing important information about Strayer and Capella, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Strayer and Capella make available free of charge at www.capellaeducationcompany.com and www.strayereducation.com, respectively (in the “Investor Relations” section), copies of materials they file with, or furnish to, the SEC.

Participants In The Merger Solicitation

Strayer, Capella, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Strayer and Capella in connection with the proposed transaction. Information about the directors and executive officers of Capella is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 23, 2017. Information about the directors and executive officers of Strayer is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on March 16, 2017. These

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documents can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus, as well as any other relevant materials to be filed with the SEC when they become available.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPELLA EDUCATION COMPANY

	By:	/s/ Renee L. Jackson
Date: December 7, 2017		Renee L. Jackson
Senior Vice President and General Counsel

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